TURNER FUNDS

TURNER MARKET NEUTRAL FUND

TURNER MEDICAL SCIENCES LONG/SHORT FUND

TURNER SPECTRUM FUND

TURNER TITAN FUND

Class C

Supplement dated May 22, 2012

to the Statement of Additional Information (“SAI”) dated January 31, 2012

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SAI.  THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE SAI.

The first paragraph under the heading “Compensation” on pages 52-53 is deleted and replaced with the following:

Compensation.  The Board holds regular quarterly meetings each year, and the Trustees receive annual compensation from the Trust for serving on the Board and attending such meetings. The Trust does not compensate the Trustees who are officers or employees of the Adviser. Due to her position with the federal government, the Trust did not compensate Janet Sansone from January 1, 2008 to December 31, 2009. Effective May 17, 2012, the independent Trustees receive an annual retainer of $50,000 ($65,000 for the Board Chairman) payable quarterly. Each Audit Committee Member receives an annual retainer of $4,000 ($7,000 for the Audit Committee Chairman); and each Valuation Committee Member and the Valuation Committee Chairman receive an annual retainer of $1,000. In addition, independent Trustees receive $6,000 ($9,000 for the Board Chairman) for each regular or special board meeting (provided, however, that in the event that a special meeting is held telephonically and no resolutions are passed, then each independent Trustee will receive $2,000 for such meeting), $4,000 ($7,000 for the Audit Committee Chairman) for each audit committee meeting, $500 per fair value meeting and $2,000 for telephone meetings with counsel. Also, independent Trustees receive $5,000 for participating in a full day of Turner Funds’ business outside of Board meetings and preparation for such participation and $2,500 for a half day of such participation. Trustees are reimbursed for travel and other out-of-pocket expenses in connection with the attendance of Board meetings. The Trust does not offer any retirement benefits for Trustees. Brian F. McNally receives annual compensation from the Trust (currently $175,000) for serving as the Trust’s chief compliance officer (“CCO”). In addition, Mr. McNally is reimbursed for out-of-pocket expenses in connection with his serving as CCO. During the fiscal year ended September 30, 2011, the current Trustees received the following compensation from the Trust for serving on the Board, and Mr. McNally received the following compensation from the Trust for serving as Chief Compliance Officer:

Name of Person, Position	Aggregate Compensation From Trust for the Fiscal Year Ended September 30, 2011	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex Paid to Trustees for the Fiscal Year Ended September 30, 2011
Interested Trustee
Thomas R. Trala, Jr.(1)	—	—	—	—

Independent Trustees
Alfred C. Salvato(2)	$138,500	—	—	$138,500
Janet F. Sansone(2)	$98,000	—	—	$98,000
John T. Wholihan(2)	$100,250	—	—	$100,250
Brian F. McNally(3)	$170,000	—	—	$170,000

(1)                Mr. Trala is an “interested person” of the Trust, as the term is defined in the 1940 Act by virtue of his relationship with Turner.  The Trust pays fees only to the Trustees who are not interested persons of the Trust.  Compensation of officers and interested persons of the Trust is paid by Turner.

(2)                Member of the Audit Committee and Nominating Committee.

(3)                Chief Compliance Officer.